UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

CARRIER GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard

Palm Beach Gardens, Florida 33418

(Address of principal executive offices, including zip code)

(561) 365-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 25, 2023, Carrier Global Corporation (“Carrier” or the “Company”) announced that it has agreed to acquire the climate solutions business of Viessmann Group GmbH & Co. KG through the acquisition of Viessmann Climate Solutions SE (“Viessman Climate Solutions”) and that it plans to exit its Fire & Security and Commercial Refrigeration businesses. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The press release issued April 25, 2023 is furnished herewith as Exhibit 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 25, 2023, Carrier announced that it plans to exit its Fire & Security and Commercial Refrigeration businesses over the course of 2024.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained herein are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the exit of the Fire & Security and Commercial Refrigeration businesses, the Viessman Climate Solutions purchase agreement and the transactions contemplated thereby, including Carrier’s proposed acquisition of Viessman Climate Solutions, the expected timing for the closing of the transactions contemplated by the purchase agreement, the parties’ ability to successfully consummate the acquisition, Carrier’s ability to obtain the requisite financing, the expected future results and benefits of the acquisition and future opportunities for Carrier. These statements are based upon management’s estimates and assumptions that are inherently uncertain and involve known and unknown risks and uncertainties, many of which are beyond our control and could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the exit of the Fire & Security and Commercial Refrigeration businesses, our ability to satisfy the conditions to the closing of the transactions contemplated by the Viessman Climate Solutions purchase agreement, including the risk that regulatory clearances are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the closing; risks related to disruption of management time from ongoing business operations due to the proposed acquisition of Viessman

Climate Solutions; transaction costs; the failure to realize the benefits expected from the acquisition; a decline in the price of our securities following the acquisition if it fails to meet the expectations of investors or securities analysts; the effects of business disruption following the acquisition; our ability to effectively integrate Viessman Climate Solutions into our operations; unknown liabilities; and those factors discussed in Carrier’s Form 10-K for the year ended December 31, 2022 and other reports filed by Carrier with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or our underlying assumptions prove incorrect, actual results may differ materially from those reflected in our forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements. Statements in this communication are made as of the date hereof, and Carrier disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated April 25, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION

Date: April 25, 2023	By:	/s/ Patrick Goris
Patrick Goris
Senior Vice President and Chief Financial Officer